MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the June 10, 1997 Determination Date

                      For the May 1997 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is June 10, 1997, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   292,696,818.97

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    30,632,354.06

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   262,064,464.91

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 2,256,619,887.11

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$   457,958,360.56

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of June 1997.

PEOPLE'S BANK
Servicer

By : /s/Lisa Brooks
     Name:  Lisa Brooks
     Title: Vice President
                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 1994-1

                    For the June 10, 1997 Determination Date

                      For the May 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    27,857,705.09

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1994-1 was equal
    to......................................................$       790,948.95

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1994-1 was equal to...$    27,066.756.14

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    17,457,615.62

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    16,666,666.67

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    16,666,666.67

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5.  The aggregate amount of drawings required to be made under the Surety
    Bond pursuant to Section 4.6 or 4.11 on the Determination Date in the
    current calendar month is equal to......................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-1 on the next succeeding Transfer
    Date is equal to........................................$        19,798.76

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-1 on the Distribution Date in the current Monthly Period is equal to:

    Payable in respect of principal.........................$    16,666,666.67
    Payable in respect of interest..........................$       212,500.00
    Total...................................................$    16,879,166.67

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 1994-2

                    For the June 10, 1997 Determination Date

                      For the May 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    59,602,359.33

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1994-2 was equal
    to......................................................$     5,468,847.05

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1994-2 was equal to...$    54,133,512.28

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    32,611,704.19

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    27,142,857.14

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    27,142,857.14

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-2 on the next succeeding Transfer
    Date is equal to........................................$       136,894.33

   (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding
   Transfer Date is equal to................................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-2 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$    27,142,857.14
    Payable in respect of interest.........................$     1,690,095.24
    Total..................................................$    28,832,952.38

    Class B Certificateholders
    Payable in respect of principal........................$             0.00
    Payable in respect of interest.........................$       108,222.22
    Total..................................................$       108,222.22

8.   No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1995-1

                    For the June 10, 1997 Determination Date

                      For the May 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    60,461,103.91

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1995-1 was equal
    to......................................................$     6,327,591.63

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1995-1 was equal to...$    54,133,512.28

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1995-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     6,327,591.63

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1995-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
   be.......................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1995-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1995-1 on the next succeeding Transfer
    Date is equal to........................................$       158,390.07

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding
    Transfer Date is equal to...............................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,988,666.67
    Total..................................................$      1,986,666.67

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        107,333.33
    Total..................................................$        107,333.33

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1996-1

                    For the June 10, 1997 Determination Date

                      For the May 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    60,461,103.91

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1996-1 was equal
    to......................................................$     6,327,591.63

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1996-1 was equal to....$    54,133,512.28

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1996-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     6,327,591.63

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1996-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1996-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1996-1 on the next succeeding Transfer
    Date is equal to........................................$       158,390.07

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,966,588.89
    Total..................................................$      1,966,588.89

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        111,766.67
    Total..................................................$        111,766.67

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-1

                    For the June 10, 1997 Determination Date

                      For the May 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    75,576,379.98

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-1 was equal
    to......................................................$     7,909,489.54

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-1 was equal to....$    67,666,890.35

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     7,909,489.54

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-1 on the next succeeding Transfer
    Date is equal to........................................$       197,987.59

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      2,193,944.44
    Total..................................................$      2,193,944.44

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        180.225.00
    Total..................................................$        180,225.00

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        160,562.14
    Total..................................................$        160,562.14

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.




              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                    40
Monthly Period Ended                                          May 31, 1997
Distribution Date                                            June 16, 1997
Determination Date                                           June 10, 1997

1.  Trust Activity Series 1994-1

    Beginning of Month - Aggregate Principal Receivables    1,936,430,531.47(1)

    Principal Collections on the Receivables                    262,064,464.91

    Finance Charge Receivables                                   30,632,354.06

    Receivables in Defaulted Accounts                            11,201,032.59

    End of Month - Aggregate Principal Receivables            2,256,619,887.11

    Investor Interest Series 1994-1                              33,333,333.33
    Investor Interest Series 1994-2                             318,571,428.57
    Investor Interest Series 1995-1                             400,000,000.00
    Investor Interest Series 1996-1                             400,000,000.00
    Investor Interest Series 1997-1                             500,000,000.00
    Seller Principal Receivables                                604,715.125.21

    Investor Percentage with respect to...
                           Finance Charges                          1.4771355%
                           Charged-Off Accounts                     1.4771355%
                           Principal Receivables                    8.8628130%

    Seller Percentage with respect to ...
                           Finance Charges                         26.7973853%
                           Charged-Off Accounts                    26.7973853%
                           Principal Receivables                   15.8032768%

2.  Allocation of Funds in Collection Account

    Available Finance Charge Collections                            790,948.95

    Available Principal Collections                              27,066,756.14

    Investor Default Amount                                         289,218.55
      Unpaid Investor Default Amount                                      0.00

    Aggregate Collections Allocated to Certificateholders        27,857,705.09

    Monthly Certificate Interest Payable to Certificateholders
    (See "Calculation of Certificate Interest" #3)                  212,500.00

    Monthly Principal Payable To Certificateholders
    (See "Calculation of Monthly Principal" #4)                  16,666,666.67

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                  10,689,308.02

    (Net Deposit)/Draws on Shared Principal Collections                   0.00

    Collections Available to Reimburse Investor Charge offs         201,990.82

    Aggregate Investor Charge Offs                                        0.00

    Reimbursed Investor Charge Offs                                       0.00
    Reimbursed Investor Charge Offs per $1,000 Original Investment        0.00

    Monthly Investor Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                  83,333.33

    Monthly Certificate Insurer Fee                                   3,906.25

    Excess Servicing (Shortfall) (dollars)                          201,990.82
    Excess Servicing (Shortfall) (percentage of Investor Interest)       4.85%

    Required Shared Finance Charge Collections from other Series          0.00
    Draw on Shared Finance Charge Collections from other Series           0.00

    Withdrawal from Cash Collateral Account                               0.00

    Surety Bond Claim                                                     0.00

    Certificate Insurer Fee Shortfall                                     0.00

    Servicing Fee Shortfall                                               0.00

    Investor Charge Offs                                                  0.00
    Investor Charge Offs per $1,000 Original Investment                   0.00

    Investor Certificate Interest Shortfall     (Deficiency Amounts)      0.00

    Payments To Certificate Insurer                                       0.00

    Deposits In Cash Collateral Account                                   0.00

    Required Shared Finance Charge Collections for other Series   8,229,309.54
    Deposit of Shared Finance Charge Collections for other Series   201,990.82

    Total Distribution to Investors                              16,879,166.67
    Total Distribution to Investors per $1,000 Invested                  84.40

3.  Calculation of Certificate Interest

    Certificate Rate                                                  5.10000%

    This Month Certificate Interest                                 212,500.00

    Previous Month's Deficiency Amount                                    0.00

    Total Certificate Interest Distributable to Certificateholders 212,500.00 Total Certificate Interest Distributable per $1,000 of Original
     Investment                                                           1.06

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                  50,000,000.00

    Available Principal Collections                              27,066,756.14

    Investor Default Amount                                         289,218.55

    Total Investor Monthly Principal                             27,355.974.69

    Investor Monthly Principal Reinvested in Receivables         10,689,308.02

    Controlled Amortization Amount                               16,666,666.67

    Maximum Monthly Principal to Certificateholders              16,666,666.67

    Required Shared Principal Collections for other Series                0.00
    Deposit of Shared Principal Collections for other Series              0.00
    Required Shared Principal Collections from other Series               0.00

    Draw on Shared Principal Collections from other Series                0.00

    Deficit Controlled Amortization Amount                                0.00

    Monthly Principal Payable to Certificateholders              16,666,666.67
    Monthly Principal Payable per $1,000 of Original Investment          83.33

    Ending Investor Interest                                     33,333,333.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal Amount
      to 7 decimal places)                                           0.1666667

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Investor Interest                                   50,000,000.00

   Monthly Servicing Fee                                             83,333.33

7.  Calculation of Remaining Surety Bond Amount

    Available Surety Bond Amount on Previous Payment Date         5,000,000.00

    Stated Surety Bond Amount                                     3,750,000.00

    Unreimbursed Claims on Surety Bond                                    0.00

    Reimbursements of Claims on Surety Bond                               0.00

    Available Surety Bond Amount     (Dollars)                    3,750,000.00
    Available Surety Bond Amount     (Percentage)                        7.50%

8.  Cash Collateral Account Activity

    Beginning of Month Balance                                    3,333,333.33

    Required Cash Collateral Account Amount                       2,500,000.00

    Cash Collateral Account Deposits                                      0.00
    Cash Collateral Surplus                                         833,333.33

    Reinvestment Income Received on Cash Collateral Account          14,927.66

    Aggregate Cash Collateral Account Draws                               0.00

    Available Cash Collateral Amount     (Dollars)                2,500,000.00
    Available Cash Collateral Amount     (Percentage)                    5.00%

    Total Credit Enhancement Percentage                                 12.50%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due        Dollars                           107,530,332.67
                              Percent Dollars                            4.77%
                              Number of Accts                           38,076
                              Percent Number of Accts                    2.53%

    31-60 days past due       Dollars                            26,589,692.04
                              Percent Dollars                            1.18%
                              Number of Accts                            8,696
                              Percent Number of Accts                    0.58%

    61-90 days past due       Dollars                            18,007,684.43
                              Percent Dollars                            0.80%
                              Number of Accts                            5,376
                              Percent Number of Accts                    0.36%

    91-120 days past due      Dollars                            14,234,632.71
                              Percent Dollars                            0.63%
                              Number of Accts                            3,972
                              Percent Number of Accts                    0.26%

    121-150 days past due     Dollars                            11,741,618.16
                              Percent Dollars                            0.52%
                              Number of Accts                            3,198
                              Percent Number of Accts                    0.21%

    151-180 days past due     Dollars                            10,139,123.45
                              Percent Dollars                            0.45%
                              Number of Accts                            2,702
                              Percent Number of Accts                    0.18%

    181 + days past due       Dollars                            16,887,899.72
                              Percent Dollars                            0.75%
                              Number of Accts                            4,338
                              Percent Number of Accts                    0.29%

10. Base Rate Calculation

    Gross Yield                                                       18.98%(1)

    Percentage of Defaulted Accounts                                   6.94%(1)

    Portfolio Yield   (net of losses)                                 12.04%(1)

    Base Rate                                                            7.20%

    Excess of Portfolio Yield over Base Rate                           4.84%(1)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                      240,877
    Number of Removed Accounts                                          21,097
    Number of Automatic Additonal Accounts                               1,170
    Ending Number of Accounts                                        1,502,491

(1)Consistent with the Servicer's standard methodology, the Aggregate Principal receivables reported in the May Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on May 1, 1997. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the May Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the May 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

   Gross Yield:                                                         15.68%
   Receivables in Defaulted Accounts:                                    5.73%
   Portfolio Yield (net of losses):                                      9.95%
   Excess of Portfolio Yield over Base Rate:

   Series 1994-1:                                                        2.75%
   Series 1994-2:                                                        2.09%
   Series 1995-1:                                                        2.05%
   Series 1996-1:                                                        2.10%
   Series 1997-1:                                                        2.24%



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       32
Monthly Period Ended                                             May 31, 1997
Distribution Date                                               June 16, 1997
Determination Date                                              June 10, 1997
Number of Days in Period                                                   32

1.  Trust Activity Series 1994-2

    Beginning of Month - Aggregate Principal Receivables    1,936,430,531.47(1)

    Principal Collections on the Receivables                    262,064,464.91

    Finance Charge Receivables                                   30,632,354.06

    Receivables in Defaulted Accounts                            11,201,032.59

    End of Month - Aggregate Principal Receivables            2,256,619,887.11

    Investor Interest Series 1994-1                              33,333,333.33
    Investor Interest Series 1994-2                             318,571,428.57
    Investor Interest Series 1995-1                             400,000,000.00
    Investor Interest Series 1996-1                             400,000,000.00
    Investor Interest Series 1997-1                             500,000,000.00
    Seller Principal Receivables                                604,715,125.21

    Total Investor Percentage with respect to...
                           Finance Charges                         14.1171949%
                           Charged-Off Accounts                    14.1171949%
                           Principal Receivables                   17.7256259%

    Class A Percentage with respect to...
                           Finance Charges                         13.2309136%
                           Charged-Off Accounts                    13.2309136%
                           Principal Receivables                   16.8393446%

    Class B Percentage with respect to...
                           Finance Charges                          0.8862813%
                           Charged-Off Accounts                     0.8862813%
                           Principal Receivables                    0.8862813%

    Seller Percentage with respect to ...
                           Finance Charges                         26.7973853%
                           Charged-Off Accounts                    26.7973853%
                           Principal Receivables                   15.8032768%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                  5,152,467.47

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)                1,690,095.24
     Unpaid Class A Monthly Cap Interest                                  0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 542,857.14
     Unpaid Class A Monthly Servicing Fee                                 0.00

    Class A Investor Default Amount                               1,884,052.27
     Unpaid Class A Investor Default Amount                               0.00

    Unreimbursed Class A Investor Charge-offs                             0.00
     Unpaid unreimbursed Class A Investor Charge-offs                     0.00

    Excess Spread from Class A Finance Charge Collections         1,035,462.82

    Class A Required Amount                                               0.00

    Class B Available Finance Charge Collections                    316,379.58

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                  108,222.22
      Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                  33,333.33
      Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                 115,687.42
     Unreimbursed Class B Investor Charge-offs                            0.00

    Unreimbursed Class B Investor Charge-offs                             0.00
     Unpaid unreimbursed Class B Investor Charge-offs                     0.00

    Excess Spread from Class B Finance Charge Collections            59,136.61

    Class B Required Amount                                              0.00

    Total Excess Spread                                          1,094,599.43

    Excess Spread used to Satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining Unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining Unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining Unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy Unreimbursed Class B Investor
      Charge-offs                                                        0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy Remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class A
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class A
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class A
       Investor Default Amount                                           0.00
      Shared Finance Charges used to satisfy remaining Unreimbursed
       Class A Investor Charge-offs                                      0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Principal Collections used to satisfy Remaining
     Class A Required Amount                                             0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                     0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                    0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                  0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unreimbursed Class A Investor Charge-offs               0.00
      Remaining Class A Required Amount                                  0.00

    Class B Investor Interest used to satisfy remaining Class A
     Required Amount                                                     0.00
    Class B Investor Interest used to satisfy remaining Unpaid
     Class A Monthly Cap Interest                                        0.00
    Class B Investor Interest used to satisfy remaining Unpaid
     Class A Monthly Servicing Fee                                       0.00
    Class B Investor Interest used to satisfy remaining Unpaid
     Class A Investor Default Amount                                     0.00
    Class B Investor Interest used to satisfy remaining Class A
     Investor Charge-offs                                                0.00
    Remaining Class A Required Amount                                    0.00

    Shared Finance Charges used to satisfy Remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining Unreimbursed
       Class B Investor Charge-offs                                      0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class B Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class B Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class B Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining
       Unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B Interest     0.00

    Excess Spread used to satisfy deposits into Required Cash Collateral
     Account                                                             0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement    1,094,599.43

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread (Shortfall) (dollars)                1,080,928.00
    Remaining Excess Spread (Shortfall) (percentage of Investor
     Interest)                                                          3.75%

    Class A Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             54,133,512.28

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                 27,142,857.14

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 28,990,394.83

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall
    (Deficiency Amounts)                                                 0.00

    Required Shared Finance Charge Collections for other
     Series                                                      8,229,309.54
    Deposit of Shared Finance Charge Collections for other
     Series                                                      2,235,154.78

    Total Distribution to Class A Investors                     28,832,952.38
    Total Distribution to Class A Investors per $1,000 Invested         75.88

    Total Distribution to Class B Investors                        108,222.22
    Total Distribution to Class B Investors per $1,000 Invested          5.41

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                          5.83750%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,690,095.24

    Expected Class A Principal                                 325,714,285.71
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,690,095.24
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.45

    Class B Certificate Rate                                          6.08750%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                        108,222.22

    Expected Class B Principal                                  20,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                            108,222.22
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 5.41

    Total Certificate Interest Distributable to
     Certificateholders                                          1,798,317.46
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 4.50

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                345,714,285.71

    Beginning Class A Interest                                 325,714,285.71

    Class A Available Principal Collections                     51,426,836.67
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             53,310,888.94

    Class A Monthly Principal Reinvested in Receivables         26,168,031.80

    Class A Controlled Amortization Amount                      27,142,857.14

    Maximum Monthly Principal to Class A Certificateholders     27,142,857.14

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders     27,142,857.14
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                         71.43

    Beginning Class B Interest                                  20,000,000.00

    Class B Available Principal Collections                      2,706,675.61
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,822,363.03

    Class B Reallocated Principal Collections                            0.00
    Prior Month's Cumulative Class B Reallocated Principal               0.00
    Class B Reallocated Investor Interest                                0.00
    Prior Month's Cumulative Class B Reduction of Interest               0.00

    Class B Monthly Principal Reinvested in Receivables          2,822,363.03

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original Investment  0.00

    Ending Investor Interest                                   318,571,428.57
    Ending Class A Interest                                    298,571,428.57
    Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal Amount
      to 7 decimal places)                                           0.7964286

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Class A Investor Interest                         325,714,285.71
   Beginning Class B Investor Interest                          20,000,000.00
   Beginning Investor Interest                                 345,714,285.71

   Class A Monthly Servicing Fee                                   542,857.14
   Class B Monthly Servicing Fee                                    33,333.33
   Total Monthly Servicing  Fee                                    576,190.47

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  33,557,142.86

    Required Cash Collateral Account Amount                     31,114,285.71

    Excess Spread used to satisfy payments per Loan Agreement    1,094,599.43

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         68,512.50

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              31,114,285.71
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             107,530,332.67
                           Percent Dollars                              4.77%
                           Number of Accts                             38,076
                           Percent Number of Accts                      2.53%

    31-60 days past due    Dollars                              26,589,692.04
                           Percent Dollars                              1.18%
                           Number of Accts                              8,696
                           Percent Number of Accts                      0.58%

    61-90 days past due    Dollars                              18,007,684.43
                           Percent Dollars                              0.80%
                           Number of Accts                              5,376
                           Percent Number of Accts                      0.36%

    91-120 days past due   Dollars                              14,234,632.71
                           Percent Dollars                              0.63%
                           Number of Accts                              3,972
                           Percent Number of Accts                      0.26%

   121-150 days past due   Dollars                              11,741,618.16
                           Percent Dollars                              0.52%
                           Number of Accts                              3,198
                           Percent Number of Accts                      0.21%

   151-180 days past due   Dollars                              10,139,123.45
                           Percent Dollars                              0.45%
                           Number of Accts                              2,702
                           Percent Number of Accts                      0.18%

   181 + days past due     Dollars                              16,887,899.72
                           Percent Dollars                              0.75%
                           Number of Accts                              4,338
                           Percent Number of Accts                      0.29%

9. Base Rate Calculation

   Gross Yield                                                      18.98%(1)

   Percentage of Defaulted Accounts                                  6.94%(1)

   Portfolio Yield   (net of losses)                                12.04%(1)

   Base Rate                                                         7.85%

   Excess of Portfolio Yield over Base Rate                          4.19%(1)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                    240,877
    Number of Removed Accounts                                        21,097
    Number of Automatic Additonal Accounts                             1,170
    Ending Number of Accounts                                      1,502,491

(1)Consistent with the Servicer's standard methodology, the Aggregate Principal receivables reported in the May Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on May 1, 1997. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the May Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the May 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

   Gross Yield:                                                         15.68%
   Receivables in Defaulted Accounts:                                    5.73%
   Portfolio Yield (net of losses):                                      9.95%
   Excess of Portfolio Yield over Base Rate:

   Series 1994-1:                                                        2.75%
   Series 1994-2:                                                        2.09%
   Series 1995-1:                                                        2.05%
   Series 1996-1:                                                        2.10%
   Series 1997-1:                                                        2.24%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      27
Monthly Period Ended                                            May 31, 1997
Distribution Date                                              June 16, 1997
Determination Date                                             June 10, 1997
Number of Days in Period                                                  32

1.  Trust Activity Series 1995-1

    Beginning of Month - Aggregate Principal Receivables   1,936,430,531.47(1)

    Principal Collections on the Receivables                   262,064,464.91

    Finance Charge Receivables                                  30,632,354.06

    Receivables in Defaulted Accounts                           11,201,032.59

    End of Month - Aggregate Principal Receivables           2,256,619,887.11

    Investor Interest Series 1994-1                             33,333,333.33
    Investor Interest Series 1994-2                            318,571,428.57
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Investor Interest Series 1997-1                            500,000,000.00
    Seller Principal Receivables                               604,715,125.21

    Total Investor Percentage with respect to...
                           Finance Charges                        17.7256259%
                           Charged-Off Accounts                   17.7256259%
                           Principal Receivables                  17.7256259%

    Class A Percentage with respect to...
                           Finance Charges                        16.8393446%
                           Charged-Off Accounts                   16.8393446%
                           Principal Receivables                  16.8393446%

    Class B Percentage with respect to...
                           Finance Charges                         0.8862813%
                           Charged-Off Accounts                    0.8862813%
                           Principal Receivables                   0.8862813%

    Seller Percentage with respect to ...
                           Finance Charges                        26.7973853%
                           Charged-Off Accounts                   26.7973853%
                           Principal Receivables                  15.8032768%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 6,011,212.05

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,988,666.67
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                633,333.33
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              2,198,060.98
     Unpaid Class A Investor Default Amount                              0.00

    Unreimbursed Class A Investor Charge-offs                            0.00
     Unpaid Unreimbursed Class A Investor Charge-offs                    0.00

    Excess Spread from Class A Finance Charge Collections        1,191,151.07

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   316,379.58

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                 107,333.33
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 33,333.33
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                115,687.42
     Unpaid Class B Investor Default Amound                              0.00

    Unreimbursed Class B Investor Charge-offs                            0.00
     Unpaid Unreimbursed Class B Investor Charge-offs                    0.00

    Excess Spread from Class B Finance Charge Collections           60,025.50

    Class B Required Amount                                              0.00

    Total Excess Spread                                          1,251,176.57

    Excess Spread used to Satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class B
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class B
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining Unpaid Class B
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy Remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class A
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class A
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class A
       Investor Default Amount                                           0.00
      Shared Finance Charges used to satisfy remaining Unreimbursed
       Class A Investor Charge-offs                                      0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Principal Collections used to satisfy Remaining
     Class A Required Amount                                             0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                     0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                    0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                  0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Unreimbursed Class A Investor Charge-offs        0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Investor Interest used to satisfy remaining
     Class A Required Amount                                             0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       Unpaid Class A Monthly Cap Interest                               0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       Unpaid Class A Monthly Servicing Fee                              0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       Unpaid Class A Investor Default Amount                            0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       Unpaid Unreimbursed Class A Investor Charge-offs                  0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy Remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class B
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class B
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class B
       Investor Default Amount                                           0.00
      Shared Finance Charges used to satisfy remaining Unreimbursed
       Class B Investor Charge-offs                                      0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class B Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class B Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class B Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Unreimbursed
       Class B Investor Charge-offs                                      0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B Investor
     Interest                                                            0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement    1,251,176.57

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account (dollars)       0.00
    Remaining Excess Spread after Funding Spread Account (percentage
     of Investor Interest)                                               0.00%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             54,133,512.28

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 56,447,260.68

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Required Shared Finance Charge Collections for other
     Series                                                      8,229,309.54
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Class A Investors                      1,988,666.67
    Total Distribution to Class A Investors per $1,000 Invested          5.23

    Total Distribution to Class B Investors                        107,333.33
    Total Distribution to Class B Investors per $1,000 Invested          5.37

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.88750%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,988,666.67

    Expected Class A Principal                                 380,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,988,666.67
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 5.23

    Class B Certificate Rate                                         6.03750%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                        107,333.33

    Expected Class B Principal                                  20,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                            107,333.33
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 5.37

    Total Certificate Interest Distributable to
     Certificateholders                                          2,096,000.00
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 5.24

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 380,000,000.00

    Class A Available Principal Collections                     51,426,836.67
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             53,624,897.65

    Class A Monthly Principal Reinvested in Receivables         53,624,897.65

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Beginning Class B Interest                                  20,000,000.00

    Class B Available Principal Collections                      2,706,675.61
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,822,363.03

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal               0.00
    Class B Reduction of Interest                                        0.00
    Prior Month's Cumulative Class B Reduction of Interest               0.00

    Class B Monthly Principal Reinvested in Receivables          2,822,363.03

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    380,000,000.00
    Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   1.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Class A Investor Interest                         380,000,000.00
   Beginning Class B Investor Interest                          20,000,000.00
   Beginning Investor Interest                                 400,000,000.00

   Class A Monthly Servicing Fee                                   633,333.33
   Class B Monthly Servicing Fee                                    33,333.33
   Total Monthly Servicing  Fee                                    666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement    1,251,176.57

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         51,982.66

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             107,530,332.67
                           Percent Dollars                              4.77%
                           Number of Accts                             38,076
                           Percent Number of Accts                      2.53%

    31-60 days past due    Dollars                              26,589,692.04
                           Percent Dollars                              1.18%
                           Number of Accts                              8,696
                           Percent Number of Accts                      0.58%

    61-90 days past due    Dollars                              18,007,684.43
                           Percent Dollars                              0.80%
                           Number of Accts                              5,376
                           Percent Number of Accts                      0.36%

    91-120 days past due   Dollars                              14,234,632.71
                           Percent Dollars                              0.63%
                           Number of Accts                              3,972
                           Percent Number of Accts                      0.26%

    121-150 days past due  Dollars                              11,741,618.16
                           Percent Dollars                              0.52%
                           Number of Accts                              3,198
                           Percent Number of Accts                      0.21%

    151-180 days past due  Dollars                              10,139,123.45
                           Percent Dollars                              0.45%
                           Number of Accts                              2,702
                           Percent Number of Accts                      0.18%

    181 + days past due    Dollars                              16,887,899.72
                           Percent Dollars                              0.75%
                           Number of Accts                              4,338
                           Percent Number of Accts                      0.29%

9. Base Rate Calculation

   Gross Yield                                                       18.98%(1)

   Percentage on Default Accounts                                     6.94%(1)

   Portfolio Yield   (net of losses)                                  12.04%(1)

   Base Rate                                                            7.90%

   Excess of Portfolio Yield over Base Rate                           4.15%(1)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                    240,877
    Number of Removed Accounts                                        21,097
    Number of Automatic Additonal Accounts                             1,170
    Ending Number of Accounts                                      1,502,491

(1)Consistent with the Servicer's standard methodology, the Aggregate Principal receivables reported in the May Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on May 1, 1997. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the May Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the May 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

   Gross Yield:                                                         15.68%
   Receivables in Defaulted Accounts:                                    5.73%
   Portfolio Yield (net of losses):                                      9.95%
   Excess of Portfolio Yield over Base Rate:

   Series 1994-1:                                                        2.75%
   Series 1994-2:                                                        2.09%
   Series 1995-1:                                                        2.05%
   Series 1996-1:                                                        2.10%
   Series 1997-1:                                                        2.24%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      11
Monthly Period Ended                                            May 31, 1997
Distribution Date                                              June 16, 1997
Determination Date                                             June 10, 1997
Number of Days in Period                                                  32

1.  Trust Activity Series 1996-1

    Beginning of Month - Aggregate Principal Receivables   1,936,430,531.47(1)

    Principal Collections on the Receivables                   262,064,464.91

    Finance Charge Receivables                                  30,632,354.06

    Receivables in Defaulted Accounts                           11,201,032.59

    End of Month - Aggregate Principal Receivables           2,256,619,887.11

    Investor Interest Series 1994-1                             33,333,333.33
    Investor Interest Series 1994-2                            318,571,428.57
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Investor Interest Series 1997-1                            500,000,000.00
    Seller Principal Receivables                               604,715,125.21

    Total Investor Percentage with respect to...
                           Finance Charges                        17.7256259%
                           Charged-Off Accounts                   17.7256259%
                           Principal Receivables                  17.7256259%

    Class A Percentage with respect to...
                           Finance Charges                        16.7950306%
                           Charged-Off Accounts                   16.7950306%
                           Principal Receivables                  16.7950306%

    Class B Percentage with respect to...
                           Finance Charges                         0.9305954%
                           Charged-Off Accounts                    0.9305954%
                           Principal Receivables                   0.9305954%

    Seller Percentage with respect to ...
                           Finance Charges                        26.7973853%
                           Charged-Off Accounts                   26.7973853%
                           Principal Receivables                  15.8032768%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 5,995,393.07

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,966,588.89
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                631,666.67
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              2,192,276.61
     Unpaid Class A Investor Default Amount                              0.00

    Unreimbursed Class A Investor Charge-offs                            0.00
     Unpaid Unreimbursed Class A Investor Charge-offs                    0.00

    Excess Spread from Class A Finance Charge Collections        1,204.860.90

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   332,198.56

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                 111,766.67
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 35,000.00
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                121,471.79
     Unpaid Class B Investor Default Amount                              0.00

    Unreimbursed Class B Investor Charge-offs                            0.00
     Unpaid Unreimbursed Class B Investor Charge-offs                    0.00

    Excess Spread from Class B Finance Charge Collections           63,960.10

    Class B Required Amount                                              0.00

    Total Excess Spread                                          1,268,821.00

    Excess Spread used to Satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class B
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class B
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy Remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class A Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class A Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class A Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Principal Collections used to satisfy Remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Principal Collections used to satisfy
       Unpaid Unreimbursed Class A Investor Charge-offs                  0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Investor Interest used to satisfy Remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining Unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Investor Interest used to satisfy
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy Remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy Unpaid Unreimbursed
       Class B Investor Charge-offs                                      0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B
       Monthly Cap Interest                                              0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B
       Monthly Servicing Fee                                             0.00
      Cash Collateral Withdrawal used to satisfy Class B Investor
       Default Amount                                                    0.00
      Cash Collateral Withdrawal used to satisfy remaining
       Unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B
     Investor Interest                                                   0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement    1,268,821.00

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account (dollars)       0.00
    Remaining Excess Spread after Funding Spread Account (percentage
     of Investor Interest)                                               0.00%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             54,133,512.28

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 56,447,260.68

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                0.00

    Required Shared Finance Charge Collections for other Series  8,229,309.54
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Class A Investors                      1,966,588.89
    Total Distribution to Class A Investors per $1,000 Invested          5.19

    Total Distribution to Class B Investors                        111,766.67
    Total Distribution to Class B Investors per $1,000 Invested          5.32

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.83750%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,966,588.89

    Expected Class A Principal                                 379,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,966,588.89
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 5.19

    Class B Certificate Rate                                         5.98750%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                        111,766.67

    Expected Class B Principal                                  21,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                            111,766.67
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 5.32

    Total Certificate Interest Distributable to
     Certificateholders                                          2,078,355.56

    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 5.20

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 379,000,000.00

    Class A Available Principal Collections                     51,291,502.89
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             53,483,779.50

    Class A Monthly Principal Reinvested in Receivables         53,483,779.50

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original Investment  0.00

    Beginning Class B Interest                                  21,000,000.00

    Class B Available Principal Collections                      2,842,009.39
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,963,481.18

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal               0.00
    Class B Reduction of Interest                                        0.00
    Prior Month's Cumulative Class B Reduction of Interest               0.00

    Class B Monthly Principal Reinvested in Receivables          2,963,481.18

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original Investment  0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    379,000,000.00
    Ending Class B Interest                                     21,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                    1.000000

6.  Calculation of Monthly Servicing Fee

    Series Servicing Fee Percentage                                     2.00%

    Beginning Class A Investor Interest                        379,000,000.00
    Beginning Class B Investor Interest                         21,000,000.00
    Beginning Investor Interest                                400,000,000.00

    Class A Monthly Servicing Fee                                  631,666.67
    Class B Monthly Servicing Fee                                   35,000.00
    Total Monthly Servicing  Fee                                   666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement    1,268,821.00

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         72,220.63

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)
    1-30 days past due     Dollars                             107,530,332.67
                           Percent Dollars                              4.77%
                           Number of Accts                             38,076
                           Percent Number of Accts                      2.53%

    31-60 days past due    Dollars                              26,589,692.04
                           Percent Dollars                              1.18%
                           Number of Accts                              8,696
                           Percent Number of Accts                      0.58%

    61-90 days past due    Dollars                              18,007,684.43
                           Percent Dollars                              0.80%
                           Number of Accts                              5,376
                           Percent Number of Accts                      0.36%

    91-120 days past due   Dollars                              14,234,632.71
                           Percent Dollars                              0.63%
                           Number of Accts                              3,972
                           Percent Number of Accts                      0.26%

    121-150 days past due  Dollars                              11,741,618.16
                           Percent Dollars                              0.52%
                           Number of Accts                              3,198
                           Percent Number of Accts                      0.21%

    151-180 days past due  Dollars                              10,139,123.45
                           Percent Dollars                              0.45%
                           Number of Accts                              2,702
                           Percent Number of Accts                      0.18%

    181 + days past due    Dollars                              16,887,899.72
                           Percent Dollars                              0.75%
                           Number of Accts                              4,338
                           Percent Number of Accts                      0.29%

9. Base Rate Calculation

   Gross Yield                                                       18.98%(1)

   Percentage on Defaulted Accounts                                   6.94%(1)

   Portfolio Yield   (net of losses)                                  12.04%(1)

   Base Rate                                                            7.85%

   Excess of Portfolio Yield over Base Rate                           4.20%(1)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                    240,877
    Number of Removed Accounts                                        21,097
    Number of Automatic Additonal Accounts                             1,170
    Ending Number of Accounts                                      1,502,491

(1)Consistent with the Servicer's standard methodology, the Aggregate Principal receivables reported in the May Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on May 1, 1997. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the May Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the May 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

   Gross Yield:                                                         15.68%
   Receivables in Defaulted Accounts:                                    5.73%
   Portfolio Yield (net of losses):                                      9.95%
   Excess of Portfolio Yield over Base Rate:

   Series 1994-1:                                                        2.75%
   Series 1994-2:                                                        2.09%
   Series 1995-1:                                                        2.05%
   Series 1996-1:                                                        2.10%
   Series 1997-1:                                                        2.24%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       3
Monthly Period Ended                                            May 31, 1997
Distribution Date                                              June 16, 1997
Determination Date                                             June 10, 1997
Number of Days in Period                                                  32

1.  Trust Activity Series 1997-1

    Beginning of Month - Aggregate Principal Receivables   1,936,430,531.47(1)

    Principal Collections on the Receivables                  262,064,464.91

    Finance Charge Collections                                 30,632,354.06

    Receivables in Defaulted Accounts                          11,201,032.59

    End of Month - Aggregate Principal Receivables          2,256,619,887.11

    Investor Interest Series 1994-1                            33,333,333.33
    Investor Interest Series 1994-2                           318,571,428.57
    Investor Interest Series 1995-1                           400,000,000.00
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Seller Principal Receivables                              604,715,125.21

    Adjusted Investor Interest Series 1997-1                  500,000,000.00
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       41,250,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       22.1570324%
                           Charged-Off Accounts                  22.1570324%
                           Principal Receivables                 22.1570324%


    Class A Percentage with respect to...
                           Finance Charges                       18.8334776%
                           Charged-Off Accounts                  18.8334776%
                           Principal Receivables                 18.8334776%

    Class B Percentage with respect to...
                           Finance Charges                        1.4955997%
                           Charged-Off Accounts                   1.4955997%
                           Principal Receivables                  1.4955997%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.8279552%
                           Charged-Off Accounts                   1.8279552%
                           Principal Receivables                  1.8279552%

    Seller Percentage with respect to...
                           Finance Charges                       26.7973853%
                           Charged-Off Accounts                  26.7973853%
                           Principal Receivables                 15.8032768%

    Discount Percentage                                                  N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,723,066.11

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              2,193,944.44
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,458,357.67
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Finance Charge Collections       1,362,430.67

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  533,890.54

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                180,225.00
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)"               56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               195,222.52
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     102,193.02

    Class B Required Amount                                              0.00

    Collateral Available Finance Charge Collections                652,532.89

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                 68,750.00
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                   583,782.89

    Total Excess Spread                                          2,048,406.58

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining Unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining Unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining Unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining Unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining Unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining Unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining Unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining Unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy Unpaid Unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining Unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       Unpaid Unreimbursed Class A Investor Charge-offs                 0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       Unpaid Unreimbursed Class A Investor Charge-offs                 0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       Unpaid Unreimbursed  Class A Investor Charge-offs                0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B  Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining Unpaid Class A Covered Amount                          0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining Unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B  Investor Interest used to satisfy
       Unpaid Unreimbursed Class A Investor Charge-offs                 0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy Unpaid Unreimbursed
       Class B Investor Charge-offs                                     0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       Unpaid Unreimbursed  Class B Investor Charge-offs                0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       Unpaid Unreimbursed  Class B Investor Charge-offs                0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest         160,562.14
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       238,605.30
     Remaining  Collateral Default Amount                               0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement    1,649,239.14
     Remaining amount to pay amounts per Loan Agreement         8,229,309.54

    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                              0.00
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  0.00%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                         2,437,145.60
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid Unreimbursed Class A Charge Offs                             0.00
    Unpaid Unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid Unreimbursed Class B Charge Offs                             0.00
    Unpaid Unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   70,559,075.85
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              70,559,075.85

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                70,559,075.85

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                     8,229,309.54
    Draw on Shared Finance Charge Collections from other
     Series                                                     2,437,145.60

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     2,193,944.44
    Total Distribution to Class A Investors per $1,000
     Invested                                                           5.16

    Total Distribution to Class B Investors                       180,225.00
    Total Distribution to Class B Investors per $1,000
     Invested                                                           5.34

    Total Distribution to Collateral Interest Holders             160,562.14
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.89

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.80750%
    Class A Cap Rate                                               10.12000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          2,193,944.44
    Class A Monthly Interest                                   2,193.944.44

    Expected Class A Principal                               425,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        2,193,944.44
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       5.16

    Class B Certificate Rate                                        6.00750%
    Class B Cap Rate                                               10.32000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            180,225.00
    Class B Monthly Interest                                     180,225.00

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          180,225.00
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               5.34

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                2,374,169.44

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                5.18

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               70,559,075.85
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 500,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                   1.000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      68,750.00

   Total Monthly Servicing  Fee                                  833,333.33

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       41,250,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 160,562.14
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.89
    Ending Collateral Interest                                41,250,000.00

    Collateral Default Amount this period                        238,605.30
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           41,250,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                           107,530,332.67
                           Percent Dollars                             4.77%
                           Number of Accts                           38,076
                           Percent Number of Accts                     2.53%

    31-60 days past due    Dollars                            26,589,692.04
                           Percent Dollars                             1.18%
                           Number of Accts                            8,696
                           Percent Number of Accts                     0.58%

    61-90 days past due    Dollars                            18,007,684.43
                           Percent Dollars                             0.80%
                           Number of Accts                            5,376
                           Percent Number of Accts                     0.36%

    91-120 days past due   Dollars                            14,234,632.71
                           Percent Dollars                             0.63%
                           Number of Accts                            3,972
                           Percent Number of Accts                     0.21%

    121-150 days past due  Dollars                            11,741,618.16
                           Percent Dollars                             0.52%
                           Number of Accts                            3,198
                           Percent Number of Accts                     0.21%

    151-180 days past due  Dollars                            10,139,123.45
                           Percent Dollars                             0.45%
                           Number of Accts                            2,702
                           Percent Number of Accts                     0.18%

    181 + days past due    Dollars                            16,887,899.72
                           Percent Dollars                             0.75%
                           Number of Accts                            4,338
                           Percent Number of Accts                     0.29%

10. Base Rate Calculation

    Gross Yield                                                      18.98%(1)

    Percentage on Defaulted Accounts                                  6.94%(1)

    Portfolio Yield   (net of losses)                                12.04%(1)

    Base Rate                                                          7.70%

    Excess of Portfolio Yield over Base Rate                          4.34%(1)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                   240,877
    Number of Removed Accounts                                       21,097
    Number of Automatic Additonal Accounts                            1,170
    Ending Number of Accounts                                     1,502,491

(1)Consistent with the Servicer's standard methodology, the Aggregate Principal receivables reported in the May Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on May 1, 1997. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the May Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the May 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

   Gross Yield:                                                         15.68%
   Receivables in Defaulted Accounts:                                    5.73%
   Portfolio Yield (net of losses):                                      9.95%
   Excess of Portfolio Yield over Base Rate:

   Series 1994-1:                                                        2.75%
   Series 1994-2:                                                        2.09%
   Series 1995-1:                                                        2.05%
   Series 1996-1:                                                        2.10%
   Series 1997-1:                                                        2.24%